Exhibit a (v) under Form N-1A
                                           Exhibit 3 (i) under Item 601/Reg. S-K

                                FEDERATED EQUITY FUNDS

                                   Amendment No. 11
                                        to the
                       RESTATED AND AMENDED DECLARATION OF TRUST
                                 dated August 15, 1995


THIS Declaration of Trust is amended as follows:

     A. Strike the first paragraph of Section 5 of Article III from the Declaration of Trust and substitute in its place the following:

"SECTION 5. ESTABLISHMENT AND DESIGNATION OF SERIES OR CLASS. Without limiting the authority of the Trustees set forth in Article XII, Section 8, INTER ALIA, to establish and designate any additional Series or Class or to modify the rights and preferences of any existing Series or Class, the Series and Classes of the Trust are established and designated as:

                         Federated Aggressive Growth Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                        Federated Capital Appreciation Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                     Federated Communications Technology Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                         Federated Growth Strategies Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                              Federated Kaufmann Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares
                                  Class K Shares

                          Federated Large Cap Growth Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                           Federated Large Cap Tech Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                         Federated Market Opportunity Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                            Federated New Economy Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

                        Federated Small Cap Strategies Fund
                                  Class A Shares
                                  Class B Shares
                                  Class C Shares

      The undersigned hereby certify that the above-stated Amendment is a true and correct Amendment to the Declaration of Trust, as adopted by the Board of Trustees at a meeting on the 15th day of November, 2000.

      WITNESS the due execution hereof this 15th day of November, 2000.

/S/ JOHN F. DONAHUE                 /S/ LAWRENCE D. ELLIS, M.D.
------------------------------      ------------------------------
John F. Donahue                     Lawrence D. Ellis, M.D.

/S/ THOMAS G. BIGLEY                /S/ PETER E. MADDEN
------------------------------      ------------------------------
Thomas G. Bigley                    Peter E. Madden

/S/ JOHN T. CONROY, JR.             /S/ CHARLES F. MANSFIELD, JR.
------------------------------      ------------------------------
John T. Conroy, Jr.                 Charles F. Mansfield, Jr.

/S/ NICHOLAS P. CONSTANTAKIS        /S/ JOHN E. MURRAY, JR.
------------------------------      ------------------------------
Nicholas P. Constantakis            John E. Murray, Jr.

/S/ JOHN F. CUNNINGHAM              /S/ MARJORIE P. SMUTS
------------------------------      ------------------------------
John F. Cunningham                  Marjorie P. Smuts

/S/ J. CHRISTOPHER DONAHUE          /S/ JOHN S. WALSH
------------------------------      ------------------------------
J. Christopher Donahue              John S. Walsh